J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Disciplined Equity Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated January 31, 2012

to the Prospectuses dated November 1, 2011

All Share Classes

Effective immediately, the first paragraph of the section titled “What are the Fund’s main investment strategies?” in the Fund’s “Risk/Return Summary” is hereby deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets plus the amount of borrowings for investment purposes. In implementing this strategy, the Fund primarily invests in the common stocks of U.S. companies with market capitalizations similar to those within the universe of the S&P 500 Index. As of the last reconstitution of the S&P 500 Index on September 30, 2011, the market capitalizations of the companies in the index ranged from $721 million to $353 billion. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued. By owning a large number of equity securities within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with a modest level of volatility.

Class R6 Shares

Effective immediately, the sale of Class R6 Shares of the Fund is no longer subject to the limited offering restrictions described in the related prospectus. In addition, the minimum investment amount for Discretionary Accounts is being reduced from $20,000,000 to $5,000,000.

As a result of the elimination of the limited offering restrictions, the following changes are made to the Fund’s Class R6 Shares prospectus:

•	The asterisk following the Fund’s name on the front cover of the prospectus is hereby deleted.

•	The paragraph preceding the section “What is the goal of the Fund?” in the Fund’s “Risk/Return Summary” is hereby deleted in its entirety.

•

The section titled “What does it mean that the Class R6 Shares of the Disciplined Equity Fund are publicly offered on a limited basis?” in “How to Do Business with the Funds” is hereby deleted in its entirety.

As a result of the reduction in the minimum investment amount for Discretionary Accounts, the following changes are made to the Fund’s Class R6 Shares prospectus:

•	The section titled “Purchase and Sale of Fund Shares” in the Fund’s “Risk/Return Summary” for Class R6 Shares is hereby deleted in its entirety and replaced with the following:

Purchase minimums

For Class R6 Shares
To establish an account	$15,000,000 for Direct Investors
$5,000,000 for Discretionary Accounts
To add to an account	No minimum levels

There is no investment minimum for other Class R6 eligible investors.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

SUP-DEQ-112

•	The section titled “Discretionary Accounts” under “How to Do Business with the Funds — Purchasing Fund Shares” is hereby deleted in its entirety and replaced with the following:

Discretionary Accounts. Class R6 Shares may also be purchased by accounts of an investor:

(i)	whose investments in a Fund are made and directed on their behalf by investment representatives at the Investment Manager pursuant to a discretionary investment management agreement or trust agreement that provides for discretionary investment management services between the Investment Manager and the investor (a Discretionary Account), and

(ii)	whose Discretionary Account’s initial investment in a Fund is at least $5,000,000.

•

The first sentence of the third paragraph in the section titled “How do I open an account?” under “How to Do Business with the Funds — Purchasing Fund Shares” is hereby deleted in its entirety and replaced with the following:

Class R6 Shares of a Fund are subject to a $5,000,000 minimum investment for all Discretionary Account Investors and a $15,000,000 minimum investment requirement for all Direct Investors.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE